Exhibit 99.1

Introduction Patricia Murphy Vice President, Investor Relations

Topic IBM Presenters 8:30 – 10:15 Strategic Overview Ginni Rometty Cognitive, Cloud and Industry Differentiation John E. Kelly III IBM Watson and the IBM Cloud Platform David Kenny Industry Differentiation John E. Kelly III, Mark Foster Deborah DiSanzo Bridget van Kralingen Marc van Zadelhoff Transforming Global Business Services Mark Foster Q&A 12:45 – 1:45 Networking Lunch Agenda – Morning Session IBM Page 2

Agenda – Afternoon Session Topic IBM Presenters 1:45 – 4:45 Transforming Technology Services Martin Jeter Implementing Hybrid Cloud with Software and Systems Arvind Krishna Tom Rosamilia Building Ecosystems with the Cognitive Developer Bob Lord Research and Future Trends Arvind Krishna Financial Discussion Martin Schroeter Q&A 4:45 – 5:30 Reception IBM Page 3

Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. Forward Looking Statements and Non-GAAP Information In an effort to provide additional and useful information regarding the company’s financial results and other financial information, as determined by generally accepted accounting principles (GAAP), these materials contain certain non-GAAP financial measures. The rationale for management’s use of this non-GAAP information is included on pages 26, 27 and 69 of the company's 2016 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 28, 2017. For reconciliation of these non-GAAP financial measures to GAAP and other information, please refer to the company's 2016 Annual Report and Exhibit 99.1 to the company’s Form 8-K dated March 7, 2017. IBM Page 4

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IBM’s Platforms IBM 1 Global Ecosystem . . . Analytics Customer Engagement Security Healthcare Financial Services IoT Services Hybrid Software and Systems . . . Data (Public, Private, Partner) Industry and Domain Specialization Integrated Solutions

Cognitive, Cloud and Industry Differentiation Dr. John E. Kelly III Senior Vice President, Cognitive Solutions and IBM Research

IBM's Platforms: Our Strategy IBM 2 Strategic Imperatives $33B 2016 Revenue 41% of IBM Revenue Global Ecosystem . . . Analytics Customer Engagement Security Healthcare Financial Services IoT Services Hybrid Software and Systems . . . Data (Public, Private, Partner) Industry and Domain Specialization Integrated Solutions

The power of Cognitive IBM 5 Machine Learning Statistical analysis for pattern recognition to make data-driven predictions Artificial Intelligence Range of techniques including natural language processing, knowledge, reasoning and planning, for advanced tasks Cognitive Computing Interactive decision-making and reasoning over deep domain models and evidence-based explanations, using Artificial Intelligence/Machine Learning tools

Market opportunity


Opportunity for
decision-making support
2025
~$2T
Decision Support
Watson on
IBM Cloud
Traditional global
IT spend
2020
~$1.4T
CRM
ERP
Productivity
Data center systems
Infrastructure
Process automation
24%
Industrial Products
12%
Healthcare and
Life Sciences
12%
Retail, Wholesale,
Consumer Product Goods
12%
Auto, Aerospace and
Defense
11%
Financial Services
9%
Telco, Media and Entertainment
20%
Rest of Industries

6
IBM

Source: MDI Analysis, Oxford economics, CapitalQ, McKinsey Global Institute

Healthcare 10K clients and partners 20M patients helped by population health offerings 25M helped in health and human services >35 health systems using Watson for Oncology in U.S., Japan, Thailand, India Deep domain expertise—MDs, RNs, epidemiologists, policy experts 200M+ lives, 100M+ patient records, 4M+ drug patents, 20M+ research docs on health platform We are scaling across multiple industries 7 An IBM Business an IBM Company an IBM Company Financial Services Our clients are innovating 20% have pilots or are in production with cognitive All 28 of largest global banks use IBM cloud Largest global financial threat intelligence network 500 institutions in 55 countries 100Ms of threats/day 600 risk and compliance experts training Watson IoT Automotive, Electronics, Manufacturing, Retail, Buildings Opened global Watson IOT headquarters Cognitive Collaboratories: BNP Paribas, BMW, Avnet, Tech Mahindra, Capgemini Unmatched IoT platform capabilities Blockchain, weather, edge, Visa global payment services 100% growth in new clients and developers on platform in Q4 Doubled connected devices in 2016 IBM

Our clients and partners are scaling Example set of cognitive and cloud clients and partners IBM 8

Deployed >12 projects throughout the enterprise >50% of employees have leveraged Watson 7 out of 12 projects deployed in 6 weeks or less. Remainder in 5-12 months Deployed to >10K branches Used by >70K tax professionals H&R Block’s web visits up >9% one day after announcement Deployed live pilot in 4 months and went live 6 weeks after that Average ~200 closed cases per day 70% closure rate (up from 30% at launch) Went live in 9 months Deployed in less than a month Physicians reviewed >1,800 patient cases since November 2016 Processed >3,000 patients since going live in July 2016 Clinical Trial Matching applied to at least 50% of all CTM-eligible patients Deployed in more than 5,000 branches in Brazil Answering any query on 59 products, supporting 70 million customers Our clients and partners are scaling IBM 9

Watson to touch more than 1B people by the end of 2017 IBM 8

. . . . . . Healthcare Financial Services IoT Analytics Security Customer Engagement Global Ecosystem Data (Public, Private, Partner) Strategic differentiation IBM 11 Built for Security Public, Private, Multimodal Enterprise-scale Cognitive Platform Industry Specialization

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IBM Watson and the IBM Cloud Platform David Kenny Senior Vice President, IBM Watson and Cloud Platform

IBM's Platforms: IBM Watson and the IBM Cloud Platform Building the world’s best enterprise cloud and AI platform, differentiated by our vertical capabilities IBM 2 IBM Cloud $13.7B 2016 Revenue $8.6B As-a-Service run rate IBM Analytics $19.5B 2016 Revenue . . . . . . Healthcare Financial Services IoT Analytics Security Customer Engagement Global Ecosystem Data (Public, Private, Partner) Content Conversation Compute Cloud

ONE Architecture

Highly scalable and flexible, enabled with security, to meet our client's most aggressive needs

Applications
Finished products for clients

- Watson Oncology
- Watson Cyber Security
- Weather
- GBS/GTS Ind. Solutions
- Watson Virtual Agent
- Watson Explore & Discover
- IBM Risk & Compliance
- Asset Mgmt. (Maximo)
- + more

AI
Building blocks for developers

API Conversation	API Discovery	API Compare/ Comply	API DLaaS	API Tone Analyzer	API Personality Insight
API Visual Recognition	API Speech	API IoT	API NLU	API NLC	API Knowledge Query

Data
Tools to prepare data for cognitive

Crawl → Cleanse → Enrich → Store

Cloud
A highly scalable, security enabled foundation

Developer Services – IAM, Billing, Logging, Monitoring, + more

Firewall/ Reverse Proxy	Object Storage	DNS	Dedicated Machines	Virtual Machines	Networking	File Storage

3 IBM

Applications + Watson Health Watson for Cyber Security Watson for FSS Partner Apps AI + Watson Conversation Watson Discovery Watson Virtual Agent Data + Watson Data Watson IoT Cloud + Object Storage Tuning Compute for HPC High-volume/low-latency network design Driving Innovation Released advanced set of products based on new architecture in 2016; pace to accelerate in 2017 IBM 4

IBM 5 Aneel Bhusri Chief Executive Officer

IBM 6 Kathy Collins Chief Marketing and Strategy Officer, H&R Block

IBM 7 Peter Coleman Managing Director and Chief Executive Officer

IBM 8 Marc Benioff Chief Executive Officer

We give clients choice and control We put clients in control of THEIR knowledge Clients can leverage open source and open standards Clients can use multiple deployment and data location models (Hybrid) We are built for data and AI We have the most advanced analytics and AI We focus on end-to-end data management and governance We offer specialized infrastructure and developer tooling We lead with industry expertise We offer pre-integrated, industry-focused offerings and data sets We bring deep industry expertise and insight We provide lifecycle services from strategy to support Why we win Only IBM can combine cutting-edge technology with deep industry experience to truly partner with clients and help them put their knowledge to work IBM 9

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Presentation Title 3/7/2017 IBM Page 1 Industry Differentiation Dr. John E. Kelly III Senior Vice President, Cognitive Solutions and IBM Research Mark Foster Senior Vice President, Global Business Services

GBS 2 Our clients and partners are scaling

IBM Watson Health Scaling Watson Health Deborah DiSanzo General Manager, IBM Watson Health

IBM's Platforms: Healthcare IBM 4 Global Ecosystem . . . Security Analytics Healthcare Customer Engagement Financial Services IoT Services Hybrid Software and Systems . . . Data (Public, Private, Partner) Industry and Domain Specialization Integrated Solutions

Watson Health: Leveraging the Platform Government Imaging Life Sciences Oncology & Genomics Value-Based Care Domain-specific Annotation/Curation Deep Learning Sequence Learning Patient Similarity Natural Language Processing HIPAA enabled Purpose-built for health data End-to-end security GxP enabled Within a QMS IBM 5 200M+ lives 100M+ patient records 30B+ images managed 4M+ drug patents 40M+ research documents 5M+ genomic alterations 2B+ social determinant data points

Watson Imaging Clinical Review* Sugar.IQ with Watson** Watson for Drug Discovery Watson Care Manager Watson for Clinical Trial Matching Creating Innovative Cognitive Solutions with Global Partners Partial list of offerings, clients and partners Watson for Patient Safety Watson Health Medical Imaging Collaborative Population Health Management Watson Genomics from Quest Diagnostics Watson for Drug Discovery Sugar.IQ with Watson Turning Point Gen 2.1 Watson for Oncology ** Availability TBD * Available March 2017

Drug Discovery A Disruption Is Underway in Life Sciences Pharmacovigilance (Patient Safety) 7 average cost to develop one new drug1 $8 million estimated cost per day when a clinical trial is delayed2 $2.6 billion $6.1 billion will be spent on drug safety by 2020, with 1.5 million preventable adverse drug reactions annually.4 The detection, assessment, understanding and prevention of adverse effects of drugs.3 Life Sciences and medical device companies have a costly, largely manual process to understand the effects of drugs and devices. Real-World Evidence* IBM Clinical Development Watson for Patient Safety* 1.Bipartisan Policy Center, 2. Icon, Plc, 3. World Health Organization, 4. Transparency Market Research Pharmacovigilance Market: Global Industry Analysis Watson for Drug Discovery IBM *Planned offering

Mark J. Alles CEO, Celgene Corporation Changing the Course of Human Health Through Bold Pursuits in Science Cloud-based, SaaS offering to collect, assess, monitor, and report adverse drug reactions. Watson for Patient Safety* *Planned offering Slide provided by Celgene

A Disruption Is Underway in Value-Based Care IBM 9 of Medicare payments to alternative payment models by 20181 50% of the US population over 65 by 20302 20% $47 trillion cumulative estimated global economic impact of chronic disease between 2011 and 20303 $9,990/person In 2015, U.S. healthcare spending increased 5.8 percent to reach $3.2 trillion, or $9,990 per person4 1. CMS, 2. Health Leaders Media, 3. CMS, 4. CMS

With analytics, cognitive insights, and lean transformation we can help change behavior, reduce variation and improve decision-making. Our Vision for Value-Based Care: Better Care, Better Outcomes IBM 10 Health & Human Services Next-Generation Program Integrity Next Generation Provider Analytics Next-Generation Population Health Suite Diabetes Population Health Next-Generation Payer Analytics Cardiac Population Health Provider Performance Value-Based Care Solutions Genetics Care Impact Health Status Lifestyle Environ-ment Socio-economics

Virginia A. Opipare Executive Director and CEO Central New York Care Collaborative IBM 11

IBM Watson Health Scaling Watson Health IBM 12

Financial Services Blockchain Bridget van Kralingen Senior Vice President, Industry Platforms

IBM's Platforms: Financial Services IBM 14 Global Ecosystem . . . Security Analytics Healthcare Customer Engagement Financial Services IoT Services Hybrid Software and Systems . . . Data (Public, Private, Partner) Industry and Domain Specialization Integrated Solutions

Financial Services Industry Platform

Expanding IBM from trusted systems to trusted industry-led cognitive processes, starting in Financial Services
Incremental market opportunity of $900B in Financial Services

Distinctive Industry Platform Capabilities

Cognitive Processes…	with Watson Platform & Analytics…	on secure, scalable Infrastructure
Cognitive Process Flows	Cognitive Analytics	Most trusted transactional systems
Blockchain	Curated Data	Machine Learning
Robotic Process Automation	Industry Data Models	Cognitive CyberSecurity
Business Process SW & Outsourcing	Real-Time Big Data	Cloud built for individual industries

Three Markets

- **Process Clouds**
- **Industry SaaS**
- **FinTech & Developer Marketplace**

15 IBM

Initial Focus: Risk & Compliance

Watson Financial Services leads with RegTech as most manual and operationally challenging client need

Opportunity

300M
pages regulation by 2020

$100B
annual spend addressing compliance

$250B
in sanctions & fines

80%
processes are manual and depend on human expertise

Regulatory Change Management

Conduct Surveillance

Know Your Customer

Anti-Money Laundering

IBM Differentiation

97 out of the top 100
worldwide banks use System z[1]

PROMONTORY an IBM Company

600
regulatory experts and trusted BPO capability

Processes optimized through cognitive technology and trained by Promontory

35,000
GBS analytics, business process & digital transformation consultants

[1] Source: IBM press release: "THE IBM zENTERPRISE 2013 FACT SHEET"

16 IBM

IBM 17 Louis Rauchenberger Global Director of Regulatory Relations, JPMC

IBM's Platforms: Blockchain IBM 18 Global Ecosystem . . . Security Analytics Healthcare Customer Engagement Financial Services IoT Services Hybrid Software and Systems . . . Data (Public, Private, Partner) Industry and Domain Specialization Integrated Solutions Blockchain IBM High Security Business Network on Cloud

IBM Blockchain

Create and run enterprise-grade networks through smart business processes enabled with security in mind

Opportunity

$200B
Estimated cost of counterfeit drugs sold globally

90%
Banks piloting blockchain projects

1/3
of all food produced globally is wasted

$200B+
potential value for FS & supply chain alone

40%
of profit share for market leaders in industries with network effects

Leading the industry in live business networks

Supply Chain	Provenance	Private Equity	Capital Markets
MAERSK IBM	everledger Walmart FDA	Northern Trust	CLS DTCC

with a trusted process platform for enterprises & developers

IBM Blockchain has 50+ Developer APIs
Creating & managing networks, digital assets and participants

Hyperledger v1.0 Open for Business
122 Members | 36,800 Downloads | 5,500 developers

on a scalable low latency infrastructure

IBM High Security Business Network on Cloud
(powered by LinuxONE Mainframe)

IBM Differentiation

8
Live networks today

400+
Clients engaged on blockchain

Hyperledger Fabric is the fastest and most manageable fabric with
2,000
Transactions/second



High levels of Security & largest Cryptography group

19 IBM

Breadth of Blockchain Ecosystem IBM 20 400 Blockchain Clients 122 Hyperledger Members

David Puth Chief Executive Officer, CLS 21 IBM

2000 2005 2010 2015 2017 1995 The Evolution of CLS and IBM Relationship Herstatt Risk Mitigation Agreed by Key World Banks Conception of service begins CLS and IBM initiate system development CLS launched with 7 currencies 10 year IBM/CLS contract signed to run FX service Global financial crisis 8 currencies added 2 currencies added Designated as a systemically important Financial Market Utility Introduced Americas Same-Day Settlement Announced intent to launch a payment netting service using Hyperledger fabric Partnership extended for 10-years Partnership extended until 2025 IBM Market CLS Linux Foundation's Hyperledger Project announced Introduced compression and cross currency swap settlement services 1 currency added 22 IBM

Sune Stilling Head of Growth, Maersk 23 IBM

Security for a New World IBM Security Marc van Zadelhoff General Manager, IBM Security IBM Page 24

IBM's Platforms: Security 25 IBM Global Ecosystem . . . Security Analytics Healthcare Customer Engagement Financial Services IoT Services Hybrid Software and Systems . . . Data (Public, Private, Partner) Industry and Domain Specialization Integrated Solutions

Blazing a new path in enterprise security 26 2019+ SERVICES ($M) SOFTWARE ($B) ~$100B, 8% CAGR 2020 Market Opportunity 2015 2014 2010 2012 2016 IBM Security: Security Analytics Integrated Platform Services Expertise $2B+ revenues 8K employees 12K customers 13% growth at 2x the market #1 enterprise security vendor IBM

IBM Security Cognitive Cloud Collaboration SECURITY TRANSFORMATION SERVICES SECURITY OPERATIONS AND RESPONSE INFORMATION RISK AND PROTECTION IBM 27

IBM Page 28

IBM 29 Information Overload 200K+ security events per day, 20-40 events per analyst Skills Gap 1.5M unfilled security jobs by 2020 Wasted Time 21K+ hours and $1.3M wasted chasing false positives Time Is Money: Breaches contained in 30 days cost $1M less

X-Force Exchange Trusted partner feed Other threat feeds Open source Breach replies Attack write-ups Best practices Course of action Research Websites Blogs News Web Crawl Unstructured Data Structured Data 100K updates per week 5-10 updates per hour Watson + IBM Security IBM 33 Billions of Data Elements Millions of Documents 1.25M docs plus 15K added per day 10B elements plus 4M elements added per hour Massive Corpus of Security Knowledge

IBM 30 IBM QRadar Advisor with Watson

IBM 31 Speed Investigates 60x faster than complex manual analysis Accuracy Adds 10x more actionable indicators to uncover new threats Intelligence Draws from 1M+ security documents

= IBM 32 Vincent Laurens Vice President, Cybersecurity Executive Sogeti, Capgemini Group

Transforming with cognitive IBM 33

QRadar Advisor with Watson Transforming with cognitive IBM 34

Cognitive Endpoint Detection QRadar Advisor with Watson Transforming with cognitive IBM 35

Cognitive Mobile Intelligence QRadar Advisor with Watson Transforming with cognitive IBM 36

Cognitive Data and App Vulnerabilities Detection QRadar Advisor with Watson Transforming with cognitive IBM 37

Cognitive Bank Fraud Prevention QRadar Advisor with Watson Transforming with cognitive IBM 38

IBM Page 39

Transforming Global Business Services Mark Foster Senior Vice President, Global Business Services

IBM's Platforms and Capabilities: Global Business Services IBM 2 Global Business Services $17B 2016 Revenue $9B Strategic Imperatives Revenue Global Ecosystem . . . Analytics Customer Engagement Security Healthcare Financial Services IoT Services Hybrid Software and Systems . . . Data (Public, Private, Partner) Industry and Domain Specialization Integrated Solutions

New Global Business Services growth platforms to accelerate scale and impact 3 IBM Digital Strategy & iX Cognitive Process Transformation Cloud Application Innovation Industry Cognitive Cloud

New Global Business Services growth platforms to accelerate scale and impact 4 Industry Insight, Design Thinking, Business Strategy, Agile Differentiation: Integrated strategy and design IBM Digital Strategy & iX Industry Cognitive Cloud

New Global Business Services growth platforms to accelerate scale and impact 5 IBM Cognitive Solutions, Watson, Analytics, Industry Platforms, IBM Research Differentiation: Cognitive embedded process redesign Cognitive Process Transformation Industry Cognitive Cloud

New Global Business Services growth platforms to accelerate scale and impact 6 Strategic Partnerships, Mobile Garages, Global Delivery Network, IBM Cloud, GTS, Security Differentiation: IBM Cloud and technologies IBM Cloud Application Innovation Industry Cognitive Cloud

New Global Business Services growth platforms to accelerate scale and impact 7 IBM Digital Strategy & iX Cognitive Process Transformation Cloud Application Innovation Industry Cognitive Cloud Industry Insight, Design Thinking, Business Strategy, Agile Differentiation: Integrated strategy and design Cognitive Solutions, Watson, Analytics, Industry Platforms, IBM Research Differentiation: Cognitive embedded process redesign Strategic Partnerships, Mobile Garages, Global Delivery Network, IBM Cloud, GTS, Security Differentiation: IBM Cloud and technologies

Regulation Technology Globalization Social Forces Client-centric vision for GBS: Digital reinvention partner for leading industry clients 8 Creating industry-specific opportunities Market forces disrupting clients Auto/Aero/Defense Banking & Financial Chemicals & Petroleum Electronics Energy & Utilities Government Healthcare & Sciences Industrial Products Insurance Retail & Consumer Telecom/Media & Entertainment Travel & Transportation Requiring solutions for these imperatives IBM Business Model Disruption Customer Experience Reinvention Core Process Re-design Application Modernization

Client proof points of our strategy in action IBM 9 Northern Trust First commercial deployment of blockchain in the private equity market Security-rich blockchain solution providing efficiency to private equity market Transparent digital platform offers one version of truth to all market participants Designed and built together with regulator and all ecosystem participants General Motors Business model innovation to monetize in-vehicle apps, media and data GM and IBM Watson creating a cognitive mobility platform Drivers can interact with favorite brands Watson APIs will enable individualized mobile, in-vehicle experiences Dubai Health Authority Digital reinvention to improve healthcare delivery Digital strategy and design session led to iOS apps for prenatal and diabetes monitoring Engagement scope expanding now to cognitive, IoT and blockchain opportunities Digital reinvention with electronic medical records Japan Airlines Digital reinvention of airline maintenance process Collaborative design with JAL mechanics for MobileFirst for iOS apps for aircraft maintenance Mobile and analytics eliminates manual paperwork, increases efficiencies and supports higher quality service through increased collaboration

The power of “practices” to accelerate scale and differentiation

Digital Strategy & iX

Digital Strategy
- Digital Business Strategy
- Connected Ops Strategy
- Tech & Data Strategy
- Talent Reinvention Strategy

iX
- Customer Engagement & Design
- Salesforce
- Digital Commerce
- Marketing Platforms

Cognitive Process Transformation

Cognitive Process Re-engineering
- Finance
- Procure-ment
- Talent & Engagement
- Blockchain
- Industry Operations & Supply Chain

Cognitive Process Services
- Finance Process Services
- Procure-ment Process Services
- Talent & Eng. Process Services
- Mortgage Process Services
- Cognitive Process Automation

Cognitive Business Decision Support
- Advanced Analytics
- Watson AI & Data Platform
- Watson IoT
- Watson Health
- Industry Platforms

Cloud Application Innovation

Next gen EA & Mobile
- SAP
- Oracle
- Microsoft
- Hybris
- Workday
- Success Factors
- Business Networks
- Mobile at Scale

AMS Innovation
- SAP AMS
- Oracle AMS
- Microsoft AMS
- Core AMS
- Automation
- IGNITE (Test Innovation)

Cloud Application Migration Services
- Bluemix
- Security & Privacy
- Complex SI & Arch
- Big Data Services
- Migration Factory
- Cloud Innovation Advisory

…providing pricing power, enhanced margins and client relevance

10 IBM

Major transformation programs to drive performance 11 Creating lasting client relationships, dedicated clusters focused on industry-leading clients Talent Investing, developing and scaling talent to enhance partner productivity and create growth capacity and mindset Cognitive consulting and services platform Creating next-generation professional services model and augment sales and delivery with cognitive tools Brand and thought leadership Increasing market awareness of differentiated services capabilities IBM Client centricity

Our new model and improvements to our cost base will drive economic turnaround

Mixing to higher value

Strategic Imperatives Unlocking Client Value
+16% Yr/Yr, >50% of GBS in 2016

Practice-Focused Delivery Strategy
Improving future pricing power through differentiated offerings

Delivering More via the Cloud
>65% Yr/Yr cloud revenue,
segment as-a-Service run rate $1B+ in 2016

~30 bps per year
PTI margin improvement

Driving productivity

Partner and Associate Talent Refresh
Increasing sales and delivery capacity

Streamlined Practice Infrastructure
Reducing support costs and ***increasing*** client-facing time of key leaders and support teams

New Methods, Solutions and
Project Management Approaches
Significant reduction in delivery costs

~20 bps per year
PTI margin improvement

Revenue growth over the longer term at improving margins

12 IBM

Summary IBM 13 Client value-led, asset- powered strategy positions GBS for growth in cloud, cognitive and industry GBS is seizing the opportunity to leverage and magnify the full power of IBM New operating model and transformation programs to reinforce GBS financial performance

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